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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 16, 1998 included in King World Productions, Inc.'s Annual Report on Form 10-K for the year ended August 31, 1998 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

New York, New York
August 2, 1999